UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
June 13, 2024

MONOLITHIC POWER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51026	77-0466789
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

5808 Lake Washington Blvd. NE, Kirkland, Washington (Address of principal executive offices)	98033 (Zip Code)

(425) 296-9956
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MPWR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 13, 2024, Monolithic Power Systems, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders:

(1)	elected three Class II directors to serve for three-year terms until the Company’s annual meeting of stockholders in 2027, or until their respective successors are duly elected and qualified;

(2)	ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024;

(3)	approved, on an advisory basis, the 2023 compensation of the Company’s named executive officers; and

(4)	approved, on an advisory basis, the stockholder proposal to elect each director annually.

The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, is set forth below.

(1)	Election of three Class II directors:

Nominee	For	Withheld	Broker Non-Votes
Eugen Elmiger	34,362,647	8,395,148	2,090,126
Eileen Wynne	40,333,178	2,424,617	2,090,126
Jeff Zhou	39,390,415	3,367,380	2,090,126

(2)	Ratification of the appointment of the Company’s independent registered public accounting firm:

For	Against	Abstain	Broker Non-Votes
44,814,597	18,945	14,379	0

(3)	Approval, on an advisory basis, of the 2023 compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
41,405,848	1,080,326	271,621	2,090,126

(4)	Stockholder proposal to elect each director annually:

For	Against	Abstain	Broker Non-Votes
35,522,316	7,198,049	37,430	2,090,126

Item 8.01 Other Events.

On June 13, 2024, Monolithic Power Systems, Inc. issued a press release announcing the second quarter cash dividend of $1.25 per share to all stockholders of record as of the close of business on June 28, 2024. The dividend will be paid to stockholders on July 15, 2024. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press release issued on June 13, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 14, 2024	By:	/s/ Saria Tseng
Saria Tseng
Executive Vice President, Strategic Corporate Development, General Counsel and Corporate Secretary